UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey	07016
(Address of Principal Executive Offices)	(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,	07016
(Address of Principal Executive Offices)	(Zip Code)

(908) 272-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

On February 16, 2006, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Operating Partnership”), announced that the Operating Partnership had reached agreements in principle with each of SL Green Realty Corp. (“SL Green”) and The Gale Company (“Gale”) pursuant to which the Operating Partnership planned to acquire interests in certain assets and operations of SL Green and Gale.

In furtherance of these acquisitions, on March 7, 2006, and as subsequently amended on March 31, 2006, the Operating Partnership entered into a Membership Interest Purchase and Contribution Agreement (the “Gale Contribution Agreement”) by and among the Operating Partnership, Mack-Cali Realty Acquisition Corp., a wholly-owned subsidiary of the Operating Partnership, and Mr. Stanley C. Gale and SCG Holding Corp., a corporation owned and controlled by Mr. Gale (collectively, the “Gale Sellers”), to acquire all of the Gale Sellers’ ownership interests (the “Gale Transferred Interests”) in The Gale Services Company, L.L.C. and the Gale Construction Services Company, L.L.C., which entities engage in real property management, construction management, facilities management, and leasing and real estate brokerage services, and to acquire certain other interests of the Gale Sellers in other development-stage joint ventures and certain other ownership interests of Mr. Stanley C. Gale and/or certain of his affiliates, in up to eleven properties (the “Non-Portfolio Properties”), subject to obtaining certain third party consents and the satisfaction of various property-related and/or other conditions.

In connection with the Operating Partnership’s completion of the acquisition of the Gale Transferred Interests pursuant to the Gale Contribution Agreement on May 9, 2006 as described under Item 2.01 of this Form 8-K, on such date, the Operating Partnership and the Gale Sellers executed Amendment No. 2 to the Gale Contribution Agreement (the “Gale Amendment”), which provided for, among other things, the acquisition by the Operating Partnership of a ten percent (10%) interest in an entity which owns one of the Non-Portfolio Properties aggregating 550,000 square feet of office/mixed use space and located in Princeton, New Jersey from the Gale Sellers for approximately $1.8 million (the “Princeton Property”). The Operating Partnership, Mack-Cali Realty Acquisition Corp., the Gale Sellers, and certain affiliates of the Gale Sellers, also entered into a separate Contribution Agreement relating to the acquisition of interests in entities which own or control eight (8) of the remaining ten Non-Portfolio Properties (the “Mandatory Properties”) and the option to acquire the other two (2) Non-Portfolio Properties (the “Optional Properties”) upon the happening of certain events (the “Non-Portfolio Contribution Agreement”). The obligations of the Operating Partnership are subject to obtaining certain third party consents and the satisfaction of various property-related and/or other conditions. The interests in the Non-Portfolio Properties range from approximately eight percent (8%) to one hundred percent (100%) and include office properties, development land and project development rights, all in Northern and Central New Jersey. The cash consideration to be paid by the Operating Partnership for the Mandatory Properties is expected to be up to approximately $24.4 million plus a formula price for one of the interests which owns a development property based upon the actual number of square feet of rentable office space that is approved for development. The cash consideration to be paid by the Operating Partnership for the Optional Properties shall equal the actual capital contribution that will have been made by the Gale Sellers which has not yet been determined.

A copy of the Gale Amendment is filed herewith as Exhibit 10.1 and a copy of the Non-Portfolio Contribution Agreement is filed herewith as Exhibit 10.2. In connection with the sale of the interests in the Non-Portfolio Properties, the Operating Partnership (or an affiliate thereof) and Mr. Stanley C. Gale shall each execute a Limited Liability Company Operating Agreement substantially in the form of the Limited Liability Company Operating Agreement executed by the entity that owns the Princeton Property, a copy of which is filed herewith as Exhibit 10.3, pursuant to which the Operating Partnership and Mr. Stanley C. Gale shall participate in the underlying earnings of each Non-Portfolio Property pursuant to the terms set forth therein.

Concurrent with the execution on March 7, 2006 of the Gale Contribution Agreement, Mack-Cali Ventures, L.L.C., a wholly-owned subsidiary of the Operating Partnership (the “OP Subsidiary”), entered into a Contribution and Sale Agreement (the “SLG Contribution Agreement”) by and among the OP Subsidiary and Gale SLG NJ LLC, Gale SLG NJ MEZZ LLC and Gale SLG RIDGEFIELD MEZZ LLC (each an affiliate of SL Green and Stanley C. Gale and collectively, the “SLG Sellers”), to acquire certain direct and indirect ownership interests in entities which own or control a portfolio of properties.

In connection with the Operating Partnership’s completion on May 9, 2006 of its acquisition of these properties under the SLG Contribution Agreement as described under Item 2.01 of this Form 8-K, on such date the OP Subsidiary entered into the First Amendment to the SLG Contribution Agreement with the SLG Sellers (the “SLG Amendment”). The SLG Amendment modified certain non-compete provisions of the SLG Contribution Agreement and also modified the formula for calculating the consideration to be paid to the SLG Sellers in exchange for certain of the Class B and Class C Properties (as such terms are defined in the SLG Contribution Agreement). A copy of the SLG Amendment is filed herewith as Exhibit 10.4.

Also on May 9, 2006, entities which own six Class B Properties (as such term is defined under Item 2.01 of this Form 8-K) with an aggregate of approximately 784,711 square feet (collectively, the “Gramercy Borrowers”) entered into a $90.3 million mortgage financing with Gramercy Warehouse Funding I LLC, an affiliate of SL Green (the “Gramercy Loan”). The Gramercy Borrowers are each owned or controlled by Mack-Green-Gale, LLC, a joint venture consisting of the OP Subsidiary and certain of the SLG Sellers and their affiliates (the “Joint Venture”). The material terms of the Gramercy Loan, which provides for interest only payments during its term, are as follows:

1.      Term:  The maturity date is May 9, 2008, with three options on the part of the Gramercy Borrowers to extend for 12 months each upon satisfaction of certain conditions;

2.      Interest Rate:  30 day LIBOR Index plus 275 basis points;

3.      Prepayment:  The Gramercy Loan may be prepaid without premium or penalty after November 9, 2006, subject to the payment of an exit fee of .25% of any portion of the Gramercy Loan repaid at any time, including on the maturity date; and

4.      Release:  Subject to the satisfaction of certain conditions, the Joint Venture may obtain the release of any one or more of the mortgaged properties by paying a release amount equal to approximately 110% of the loan amount allocated to each such property.

Pursuant to the Gramercy Loan, the Gramercy Borrowers were required to enter into an interest rate protection agreement to cap the 30 day LIBOR Index at seven percent (7%) per annum. In addition, the Gramercy Loan contains customary events of default, including among others, non payment of interest,  fees or other amounts; inaccuracy of representations; violation of covenants; and certain bankruptcy events. If an event of default occurs and is continuing under the Gramercy Loan, the lender may declare the entire outstanding balance of the Gramercy Loan (including accrued and unpaid interest, late charges and any other amounts) to be immediately due and payable.

The Operating Partnership and SL Green have each jointly and severally provided a limited recourse guarantee under the Gramercy Loan limited to certain customary recourse carve outs. The full amount of the Gramercy Loan may become recourse to the Gramercy Borrowers, the Operating Partnership or SL Green upon the occurrence of certain limited events which are customary in transactions of this nature.

In addition, the OP Subsidiary provided a $10 million non-revolving line of credit to the Joint Venture (the “JV Line of Credit”) to fund the lease-up costs and operating shortfalls of the Class B Properties (as such term is defined under Item 2.01 of this Form 8-K). The JV Line of Credit provides for a term of up to five years, bears interest at the 30 day LIBOR Index plus 400 basis points per annum, and is secured by the cash flow from the Class B Properties. The OP Subsidiary also provided a $3.7 million loan to SL Green (the “SL Green Loan”) to fund a portion of SL Green’s equity contribution to the Joint Venture relating to the Class B Properties. The SL Green Loan provides for a 30 year term, bears interest at ten percent (10%) per annum, and is payable only out of distributions from the Joint Venture to SL Green.

In connection with the entry into the Gramercy Loan, the Gramercy Borrowers entered into a Loan Agreement with, and a Promissory Note in favor of Gramercy Warehouse Funding I LLC, copies of which are filed herewith as Exhibits 10.5 and 10.6, respectively.

Also on May 9, 2006, entities which own four Class A Properties (as such term is defined under Item 2.01 of this Form 8-K) with an aggregate of approximately 584,533 square feet (collectively, the “Wachovia Borrowers”), which entities are owned or controlled by the Joint Venture, entered into four separate mortgage loans for $43 million, $16 million, $15.5 million and $4.5 million, respectively, each such loan with Wachovia Bank, National Association as the lender (collectively, the “Wachovia Loans”).

The material terms of each of the Wachovia Loans are as follows:

1.      Term:  The maturity date of each of the Wachovia Loans is May 11, 2016;

2.      Interest Rate:  6.27% per annum;

3.      Amortization: Beginning June 11, 2006 on the $4.5 million loan, June 11, 2008 on the $16 million loan, and June 11, 2011 on the $43 and $15.5 million loans; and

4.      Prepayment:  The Wachovia Loans may not be paid prior to February 11, 2016 except by means of defeasance. In the event the maturity of a loan is accelerated by reason of a default, a yield maintenance premium will become immediately due.

Each of the Wachovia Loans contains customary events of default, including among others, non payment of interest,  fees or other amounts; inaccuracy of representations; violation of covenants; and certain bankruptcy events. While an event of default is continuing with respect to any loan, Wachovia may declare the entire outstanding balance of such loan (including accrued and unpaid interest, late charges, yield maintenance premiums and any other amounts) to be immediately due and payable.

The Wachovia Loans are non-recourse with respect to the Wachovia Borrowers and there is a limited recourse guaranty by the Operating Partnership limited to certain customary recourse carve outs. The full amount of any of the Wachovia Loans may become recourse to the Wachovia Borrowers and Operating Partnership upon the occurrence of certain limited events which are customary in transactions of this nature.

Copies of the mortgages and promissory notes for each of the Wachovia Loans are filed herewith as Exhibits 10.7 through 10.14.

In connection with the Operating Partnership’s acquisition of the Gale Transferred Interests, Mark Yeager, President and Chief Investment Officer of The Gale Company, has been appointed as an Executive Vice President of the General Partner. The General Partner entered into an employment agreement with Mr. Yeager effective as of May 9, 2006 (the “Employment Agreement”) for an initial term of three years and a constant one year term beginning on May 9, 2009. Under the Employment Agreement, Mr. Yeager will be paid a minimum annual base salary of $370,000 and will be eligible to receive a bonus of $350,000 for services to be rendered in 2006. Pursuant to the Employment Agreement, Mr. Yeager will be awarded 10,000 shares of restricted common stock of the General Partner pursuant to a Restricted Share Award Agreement (the “Award Agreement”). Under the Award Agreement, the restricted shares of common stock are scheduled to vest in two, equal, installments on January 1, 2007 and January 1, 2008, subject to certain performance conditions, and with respect to each tax year in which such restricted stock vests, Mr. Yeager is entitled to receive a Tax Gross-Up Payment (as such term is defined in the Employment Agreement).

The Employment Agreement also provides that if Mr. Yeager’s employment is terminated on or within six months following a change in control (as defined in the Employment Agreement), Mr. Yeager will be entitled to (i) receive the aggregate of a cash payment of $1,000,000, reimbursement of expenses incurred prior to the date of termination, and the Tax Gross-Up Payments (as such term is defined in the Employment Agreement) applicable to any vested shares of restricted stock, (ii) immediate vesting of all options and incentive compensation payments or programs otherwise subject to a vesting schedule, (iii) require the General Partner to repurchase his vested options and (iv) receive continuation of health coverage through the end of his unexpired employment period.

In addition, Mr. Yeager generally is restricted during the term of his employment and in the event his employment is terminated by the General Partner for cause (as defined in the Employment Agreement) or by him without good reason (as defined in the Employment Agreement), for a period of one year thereafter, from conducting any office-service, flex or office property development, acquisition or management activities within the continental United States.

A copy of the Employment Agreement is filed herewith as Exhibit 10.15 and a copy of the Award Agreement is filed herewith as Exhibit 10.16.

Item 2.01   Completion of Acquisition or Disposition of Assets.

On May 9, 2006, the Operating Partnership completed its acquisition of the Gale Transferred Interests under the Gale Contribution Agreement described under Item 1.01 of this Form 8-K. The consideration paid by the Operating Partnership for the Gale Transferred Interests consisted of the following:

1.      224,719 common units of limited partnership interest of the Operating Partnership (the “Common Units”); and

2.      $12 million in cash.

In addition, pursuant to certain earn-out provisions based upon the achievement of Gross Income and NOI (as such terms are defined in the Gale Contribution Agreement) targets for the three years following May 9, 2006 pursuant to which up to an additional $18 million in cash may be paid by the Operating Partnership to the Gale Sellers.

Also on May 9, 2006, the Operating Partnership completed its acquisition of a 10% interest in an entity which owns one of the Non-Portfolio Properties aggregating 550,000 square feet and located in Princeton, New Jersey from the Gale Sellers for approximately $1.8 million.

On May 9, 2006, the Operating Partnership, through the OP Subsidiary, completed its acquisition of the portfolio of properties under the SLG Contribution Agreement described under Item 1.01 of this Form 8-K, consisting of:

1.      100% of the ownership interests in three Class A office properties located in Northern New Jersey with an aggregate of 516,162 square feet (the “Wholly-Owned Properties”);

2.      certain of the membership interests in the Joint Venture, which will own substantially all of and control certain entities that own:

a.               ten Class A office properties located in Northern and Central New Jersey with an aggregate of approximately 1.4 million square feet (the “Class A Properties”); and

b.              seven Class A office properties located in Northern and Central New Jersey with an aggregate of approximately 900,000 square feet (the “Class B Properties”).

The following table identifies the amounts of capital contributions and new and existing mortgage indebtedness secured by one or more of the properties in which the Operating Partnership acquired its interests under the SLG Contribution Agreement, and the aggregate Agreed Value (as such term is defined in the SLG Contribution Agreement) of such assets. The figures reported in this table are unaudited and may be subject to adjustment in accordance with SFAS 141.

Property	Agreed Value	New and Assumed Mortgage Indebtedness	Agreed Equity Value	Mack-Cali’s Effective Percent Interest	Mack-Cali’s Equity Investment
Wholly-Owned Properties	$106,000,000	$39,900,000	$66,100,000	100%	$66,100,000
Class A Properties	$271,992,775	$179,122,974	$92,869,801	95%	$88,226,311
Class B Properties	$127,507,225	$102,499,999	$25,007,226	48%	$12,003,468
Total	$505,500,000	$321,522,973	$183,977,027	N/A	$166,329,779

The $179.1 million of indebtedness secured by the Class A Properties includes the aggregate of $79 million Wachovia Loans described under Item 1.01 of this Form 8-K. The $102.5 million of indebtedness secured by the Class B Properties includes the $90.3 million Gramercy Loan described under Item 1.01 of this Form 8-K.

In connection with the completion of all of the foregoing transactions, the Operating Partnership drew $193 million from its unsecured revolving credit facility, including funds for closing adjustments transaction costs and escrow disbursements. As of May 15, 2006, the Operating Partnership had outstanding borrowings of approximately $319 million under its unsecured revolving credit facility.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is set forth under Item 1.01 of this Form

8-K with respect to the Gramercy Loan and the Wachovia Loans and under Item 2.01 with respect to the Operating Partnership’s drawings on its unsecured revolving credit facility.

Item 5.02              Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

In connection with the completion of the acquisitions disclosed under Item 2.01 of this Form 8-K, Mark Yeager, President and Chief Investment Officer of The Gale Company, was appointed as an Executive Vice President of the General Partner.

Mr. Yeager’s primary responsibilities at The Gale Company, in addition to managing a 575 person full service real estate company, have been to oversee the company’s investment and development activities, implement strategic initiatives designed to facilitate the company’s growth and expansion and pursue third party corporate advisory, property management and construction management relationships. He has been responsible for overseeing The Gale Company’s activities with such clients as Morgan Stanley, Paine Webber, J.P. Morgan, The Principal Financial Group, and The Praedium Fund.

Prior to joining The Gale Company, Mr. Yeager was a commercial real estate investment broker for CB Commercial where he handled the sales and leasing of income-producing office, industrial and retail properties in the New Jersey market. Prior to entering the real estate field, Mr. Yeager worked in corporate finance for Nabisco Brands. Mr. Yeager also is on the Board of Directors of the National Association of Industrial and Office Properties (NAIOP) and the Regional Business Partnership and the Executive Committee for the Tri-County Scholarship Fund.

Mr. Yeager is a graduate of Lehigh University in Bethlehem, Pennsylvania, and he earned his Masters Degree in Business Administration from Fairleigh Dickinson University in Madison, New Jersey where he majored in marketing.

In addition, of the 10 Non-Portfolio Properties that the Operating Partnership intends to acquire pursuant to the terms and conditions of the Non-Portfolio Contribution Agreement described under Item 1.01 of this Form 8-K, Mr. Yeager owns a 3.375% interest in one such Non-Portfolio Property aggregating 190,000 square feet and a 7.5% interest in another Non-Portfolio Property aggregating 139,750 square feet. It is expected that upon completion of those acquisitions, Mr. Yeager will receive his pro rata share of the consideration to be paid for such properties.

The material terms of Mr. Yeager’s Employment Agreement are described under Item 1.01 of this Form 8-K, and a copy of the Employment Agreement is filed herewith as Exhibit 10.15 and a copy of his Award Agreement is filed herewith as Exhibit 10.16.

Item 9.01               Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrants intend to file the financial information required by this paragraph (a) of Item 9.01 as an amendment to this Form 8-K within 71 days of the date that this Current Report on Form 8-K is filed with the Securities and Exchange Commission.

(b)  Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Registrants intend to file the financial information required by this paragraph (b) of Item 9.01 as an amendment to this Form 8-K within 71 days of the date that this Form 8-K is filed with the Securities and Exchange Commission.

(c)  Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Membership Interest Purchase and Contribution Agreement dated as of May 9, 2006.

10.2

Non-Portfolio Property Interest Contribution Agreement by and among Mr. Stanley C. Gale, Mr. Mark Yeager, GCF II Investor LLC, The Gale Investments Company, LLC, Gale & Wentworth Vreeland, LLC, Gale Urban Solutions LLC, MSGW-ONE Campus Investors, LLC, Mack-Cali Realty Acquisition Corp. and Mack-Cali Realty, L.P. dated as of May 9, 2006.

10.3	Form of Limited Liability Company Operating Agreement.

10.4

First Amendment to Contribution and Sale Agreement by and among GALE SLG NJ LLC, a Delaware limited liability company, GALE SLG NJ MEZZ LLC, a Delaware limited liability company, and GALE SLG RIDGEFIELD MEZZ LLC, a Delaware limited liability company, and Mack-Cali Ventures L.L.C., a Delaware limited liability company, dated as of May 9, 2006.

10.5	Loan Agreement by and among the entities set forth on Exhibit A, collectively, as Borrowers, and Gramercy Warehouse Funding I LLC, as Lender, dated May 9, 2006.

10.6

Promissory Note of One Grande SPE LLC, 1280 Wall SPE LLC, 10 Sylvan SPE LLC, 5 Independence SPE LLC, 1 Independence SPE LLC, and 3 Becker SPE LLC, as Borrowers, in favor of Gramercy Warehouse Funding I, LLC, as Lender, in the principal amount of $90,286,551 dated May 9, 2006.

10.7	Mortgage, Security Agreement and Fixture Filing by and between 4 Becker SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.8	Promissory Note of 4 Becker SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $43,000,000 dated May 9, 2006.

10.9	Mortgage, Security Agreement and Fixture Filing by and between 210 Clay SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.10	Promissory Note of 210 Clay SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $16,000,000 dated May 9, 2006.

10.11	Mortgage, Security Agreement and Fixture Filing by and between 5 Becker SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.12	Promissory Note of 5 Becker SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $15,500,000 dated May 9, 2006.

10.13	Mortgage, Security Agreement and Fixture Filing by and between 51 CHUBB SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.14	Promissory Note of 51 CHUBB SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $4,500,000 dated May 9, 2006.

10.15	Employment Agreement dated as of May 9, 2006 by and between Mark Yeager and Mack-Cali Realty Corporation.

10.16	Restricted Share Award Agreement by and between Mack-Cali Realty Corporation and Mark Yeager.

99.1	Press Release of Mack-Cali Realty Corporation dated May 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: May 15, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel And Secretary

MACK-CALI REALTY, L.P.
	By:	Mack-Cali Realty Corporation, its general partner

Dated: May 15, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel And Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Membership Interest Purchase and Contribution Agreement dated as of May 9, 2006.

10.2

Non-Portfolio Property Interest Contribution Agreement by and among Mr. Stanley C. Gale, Mr. Mark Yeager, GCF II Investor LLC, The Gale Investments Company, LLC, Gale & Wentworth Vreeland, LLC, Gale Urban Solutions LLC, MSGW-ONE Campus Investors, LLC, Mack-Cali Realty Acquisition Corp. and Mack-Cali Realty, L.P. dated as of May 9, 2006.

10.3	Form of Limited Liability Company Operating Agreement.

10.4

First Amendment to Contribution and Sale Agreement by and among GALE SLG NJ LLC, a Delaware limited liability company, GALE SLG NJ MEZZ LLC, a Delaware limited liability company, and GALE SLG RIDGEFIELD MEZZ LLC, a Delaware limited liability company, and Mack-Cali Ventures L.L.C., a Delaware limited liability company, dated as of May 9, 2006.

10.5	Loan Agreement by and among the entities set forth on Exhibit A, collectively, as Borrowers, and Gramercy Warehouse Funding I LLC, as Lender, dated May 9, 2006.

10.6

Promissory Note of One Grande SPE LLC, 1280 Wall SPE LLC, 10 Sylvan SPE LLC, 5 Independence SPE LLC, 1 Independence SPE LLC, and 3 Becker SPE LLC, as Borrowers, in favor of Gramercy Warehouse Funding I, LLC, as Lender, in the principal amount of $90,286,551 dated May 9, 2006.

10.7	Mortgage, Security Agreement and Fixture Filing by and between 4 Becker SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.8	Promissory Note of 4 Becker SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $43,000,000 dated May 9, 2006.

10.9	Mortgage, Security Agreement and Fixture Filing by and between 210 Clay SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.10	Promissory Note of 210 Clay SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $16,000,000 dated May 9, 2006.

10.11	Mortgage, Security Agreement and Fixture Filing by and between 5 Becker SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.12	Promissory Note of 5 Becker SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $15,500,000 dated May 9, 2006.

10.13	Mortgage, Security Agreement and Fixture Filing by and between 51 CHUBB SPE LLC, as Borrower, and Wachovia Bank, National Association, as Lender, dated May 9, 2006.

10.14	Promissory Note of 51 CHUBB SPE LLC, as Borrower, in favor of Wachovia Bank, National Association, as Lender, in the principal amount of $4,500,000 dated May 9, 2006.

10.15	Employment Agreement dated as of May 9, 2006 by and between Mark Yeager and Mack-Cali Realty Corporation.

10.16	Restricted Share Award Agreement by and between Mack-Cali Realty Corporation and Mark Yeager.

99.1	Press Release of Mack-Cali Realty Corporation dated May 10, 2006.